INTERIM STATEMENTS OF OPERATIONS (USD $)	4 Months Ended		16 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012
Revenue	$ 0	$ 0	$ 0
General and administrative expenses	166,702	5,000	568,643
Loss from operations	(166,702)	(5,000)	(568,643)
Other income (expense)
Interest income	2,660	0	6,948
Change in fair value of warrant liability	855,167	0	1,832,500
Net income (loss) attributable to ordinary shares not subject to possible redemption	$ 691,125	$ (5,000)	$ 1,270,805
Weighted average number of ordinary shares outstanding, excluding shares subject to possible redemption, basic and diluted (in shares)	3,531,758	2,012,500	3,151,064
Net income (loss) per ordinary share, excluding shares subject to possible redemption, basic and diluted (in dollars per share)	$ 0.2	$ 0	$ 0.4